2014 ANNUAL SHAREHOLDERS MEETING

Chemung Financial Corporation

Chemung Financial Corporation

CELEBRATING OUR 180TH YEAR

CHAP. 132.

AN ACT *to incorporate the president, directors and company of the Chemung canal bank.*

Passed April 9, 1833.

The People of the State of New-York, represented in Senate and Assembly, do enact as follows:

§ 1. There shall be established in the village of Elmira and county of Tioga, a bank, to be called "The Chemung Canal Bank," whose operations of discount and deposit shall be carried on in the village of Elmira, and not elsewhere.

§ 2. All persons who shall become holders of the capital stock of the said bank, pursuant to this act, shall be, and they are hereby constituted a body corporate, by the name of "The President, Directors and Company of the Chemung Canal Bank;" and such corporation shall continue until the first day of January, in the year one thousand eight hundred and sixty-three.

§ 3. The said corporation shall have power to carry on the business of banking, by discounting bills, notes, and other evidences of debt; by receiving deposits; by buying and selling gold and silver bullion, foreign coins and bills of exchange; by issuing bills, notes, and other evidences of debt; and by exercising such other incidental powers as shall be necessary to carry on such business.

§ 4. The real estate which it shall be lawful for the said corporation to purchase, hold and convey, shall be,

1. Such as shall be requisite for its immediate accom-

Excerpt of legislation passed by the NYS Legislature in April 1833.

2013 ANNUAL REPORT



2014 Chemung Financial Corporation

BOARD OF DIRECTORS

Two New Directors elected to the Board



Tom Tranter
President
Corning Enterprises



Tom Tyrrell
Area Chairman
Arthur J. Gallagher & Co.

Boyd McDowell II



1926 - 2013



RON BENTLEY

President and CEO



PAMELA BURNS

Senior Vice President
Human Resources



RICK CARR

Executive Vice President
Business Client Services



MIKE CRIMMINS

Senior Vice President
Support Services



LOU DiFABIO

Executive Vice President
Retail Client Services



KARL KREBS

Executive Vice President
Chief Financial Officer



KAREN MAKOWSKI

Executive Vice President
Chief Administrative and Risk Officer



BRENDAN McCORMICK

Vice President and Chief Auditor



MELINDA SARTORI

Executive Vice President
Wealth Management Group



ANDERS TOMSON

President, Capital Bank Division



MIKE WAYNE

Senior Vice President
and Director of Marketing

Chemung Financial Corporation

CELEBRATING OUR 180TH YEAR

CHAP. 132.

AN ACT *to incorporate the president, directors and company of the Chemung canal bank.*

Passed April 9, 1833.

The People of the State of New-York, represented in Senate and Assembly, do enact as follows:

§ 1. There shall be established in the village of Elmira and county of Tioga, a bank, to be called "The Chemung Canal Bank," whose operations of discount and deposit shall be carried on in the village of Elmira, and not elsewhere.

§ 2. All persons who shall become holders of the capital stock of the said bank, pursuant to this act, shall be, and they are hereby constituted a body corporate, by the name of "The President, Directors and Company of the Chemung Canal Bank;" and such corporation shall continue until the first day of January, in the year one thousand eight hundred and sixty-three.

§ 3. The said corporation shall have power to carry on the business of banking, by discounting bills, notes, and other evidences of debt; by receiving deposits; by buying and selling gold and silver bullion, foreign coins and bills of exchange; by issuing bills, notes, and other evidences of debt; and by exercising such other incidental powers as shall be necessary to carry on such business.

§ 4. The real estate which it shall be lawful for the said corporation to purchase, hold and convey, shall be,

1. Such as shall be requisite for its immediate accom-

Excerpt of legislation passed by the NYS Legislature in April 1833.

2013 ANNUAL REPORT

Doubled in **SIZE & STRENGTH**

- **2006** — **$739.1 million**
- **2008** — **$838.3 million**
- **2010** — **$958.3 million**
- **2012** — **$1.2 billion**
- **2014** — **$1.5 billion**

CHEMUNG CANAL TODAY

TOTAL ASSETS

$1.5 BILLION

TOTAL LOANS

$1.0 BILLION

TOTAL DEPOSITS

$1.3 BILLION

SHAREHOLDERS' EQUITY

$138.6 MILLION

16 to **34**
branch offices

28 to **50**
ATMs

5 to **12**
counties

38,000 to **62,000**
households

281 to **412**
total FTEs



Auburn
Seneca Falls
Cortland
Ithaca
Bath
Watkins Glen
Montour Falls
Painted Post
Corning
Horseheads
Elmira Heights
Big Flats
Elmira
Southport
Waverly
Owego
Johnson City
Binghamton
Vestal
Troy
Towanda
Canton
NY
PA
Clifton Park
Latham
Wolf Rd
Washington Ave
Slingerlands

Wealth Management Group Assets rose to

$1.9 BILLION

Why is **growth** so important?

Balance Sheet Growth = Earnings Growth =

Value for our Stakeholders



90%
60%
80%
50%
20%
70%
100%
40%

Growth creates **economies of scale** and **professional opportunities for our staff**



2013 Financial Results

Net Income: $8.7 million

EPS: $1.87

Excluding one-time acquisition costs:

Net Income: $9.1 million

EPS: $1.96

Return on average assets

0.67%

Return on average equity

6.50%

Dividends Declared

$4.8 million

Loans and Deposits



Commercial Loans

+14.2%

$64.5 million

Consumer & Mortgage Loans

+8.6%

$37.9 million

Demand Deposits

+4.1%

$12.4 million

Total Core Deposits

+9.0%

$72.9 million

Non-interest Income

+6.5%

$18.3 million

Balance Sheet

Dec. 31, 2013

Total Assets
$1.5 billion

Total Deposits
$1.3 billion

Total Shareholders' Equity
$138.5 million

Wealth Management Group

Value of total assets

$1.9 billion

Credit Quality = Stable & Strong

Non-performing assets to total assets ratio

0.61% (very strong)

ALLL ($12.8 million) to total loans ratio

1.28%


Chemung Canal
Trust Company

THE COMMONS, ITHACA



GENESEE ST, AUBURN



SENECA FALLS


Chemung Canal
Trust Company

CORTLAND


Bank of America

ITHACA SOUTH


Chemung Canal
Trust Company

GRANT AVE, AUBURN

Bank of America Branch Acquisition

The Capital Region



Wealth Management Group

Almost **$1.9 million** in pre-tax income

New Products and Services


Chemung Canal Trust Company
CAPITAL BANK
A Division of Chemung Canal Trust Company
Chemung Canal Trust Company
CAPITAL BANK

MOBILE APP

Launched February 2013

Nearly 10,000 signed up

Mobile Deposit (launched April 2014)


Deposit your check below
FRONT
Place check in box and take a picture.

Global 1.0 and 2.0

Student Banking


HERE'S A RELATIONSHIP YOUR PARENTS WILL ACTUALLY APPROVE OF
STUDENT BANKING
Chemung Canal Trust Company
Building relationships since 1833
Member FDIC


A checking account she can GROW into.
GLOBAL 1.0
Chemung Canal Trust Company
Building relationships since 1833


Get a checking account that fits YOU
GLOBAL 2.0
Chemung Canal Trust Company

My Design
DEBIT CARD


Chemung Canal Trust Company
1234 5678 9012 3456
DEBIT
VISA

Give your card a personal touch.


DIEBOLD
Welcome
checks
cash

ATM upgrade!

Now accepting checks and cash deposits

Retirement Announcements

more than 25 years of dedicated service



Daniel Donovan
Consumer Loan
Manager (42 years)



Tina McGurgan
Computer Operations
Manager (40 years)



James Ripley
Logistical Support
Manager (38 years)

Retirement Announcements

more than 25 years of dedicated service



Pamela Kelley
Senior Relationship Manager (30 years)



Jackie Stevens
Branch Manager (30 years)



Donna Coles
Branch Manager (25 years)

Thank you!

QUESTIONS?